Exhibit 99.1

FingerMotion Inc. to Participate in The Benchmark Company’s
11th Annual Discovery One-on-One Investor Conference on December 1st, 2022

NEW YORK, NY / GLOBE NEWSWIRE / November 28, 2022 / FingerMotion, Inc. (NASDAQ: FNGR) (the “Company” or “FingerMotion”), a mobile data and services company, is pleased to announce that it will be participating in The Benchmark Company’s 11th Annual Discovery One-on-One Investor Conference, which will take place on December 1st, 2022, at The New York Athletic Club in New York, NY.

Martin Shen, CEO of FingerMotion, Inc., is scheduled to participate in one-on-one meetings with prospective investors and other interested parties. The conference offers emerging growth and dynamic publicly traded companies access to institutions and individuals in a unique one-on-one format.

To schedule a one-on-one meeting with FNGR management, you may submit your request online via the link provided upon registration, or by sending an email to Investor Relations at info@skylineccg.com. To register for the conference, please visit: https://www.benchmarkcompany.com/news-events/upcoming-events/the-11th-annual-discovery-one-on-one-investor-conference.

About The Benchmark Company

The Benchmark Company is an institutionally focused, research driven, sales trading and investment banking firm. The Benchmark Company was founded in 1988 and is headquartered in New York City. The Benchmark Company’s focus is on fostering the long-term success of its corporate clients through raising capital, providing strategic advisory services, generating insightful research and developing institutional sponsorship by leveraging the firm’s sales, trading and equity research capabilities. https://www.benchmarkcompany.com.

About FingerMotion, Inc.

FingerMotion is an evolving technology company with a core competency in mobile payment and recharge platform solutions in China. As the user base of its primary business continues to grow, the Company is developing additional value-added technologies to market to its users. The vision of the Company is to rapidly grow the user base through organic means and have this growth develop into an ecosystem of users with high engagement rates utilizing its innovative applications. Developing a highly engaged ecosystem of users would strategically position the Company to onboard larger customer bases. FingerMotion eventually hopes to serve over 1 billion users in the China market and eventually expand the model to other regional markets.

Company Contact:

FingerMotion, Inc.

For further information e-mail: info@fingermotion.com

Phone: 718-269-3366

Investor Relations Contact:

Skyline Corporate Communications Group, LLC

Scott Powell, President

One Rockefeller Plaza, 11th Floor

New York, NY 10020

Office: (646) 893-5835

Email: info@skylineccg.com

Safe Harbor Statement

This release contains forward-looking statements that involve risks and uncertainties. Forward-looking statements give our current expectations of forecasts of future events. All statements other than statements of current or historical fact contained in this release, including statements regarding our future financial position, business strategy, new products, budgets, liquidity, cash flows, projected costs, regulatory approvals or the impact of any laws or regulations applicable to us, and plans and objectives of management for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “should,” “estimate,” “expect,” “hope,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations about future events. While we believe these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond our control. Our actual future results may differ materially from those discussed or implied in our forward-looking statements for various reasons. Factors that could contribute to such differences include, but are not limited to: international, national and local general economic and market conditions; demographic changes; the ability of the Company to sustain, manage or forecast its growth; the ability of the Company to manage its VIE contracts; the ability of the Company to maintain its relationships and licenses in China; adverse publicity; competition and changes in the Chinese telecommunications market; fluctuations and difficulty in forecasting operating results; business disruptions, such as technological failures and/or cybersecurity breaches; and the other factors discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.